UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2020

HBT FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001‑39085	37‑1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Road Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)

(888) 897‑2276

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Form of Restricted Stock Unit Award Agreement; Awards to Named Executive Officers

On January 28, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of HBT Financial, Inc. (the “Company”) adopted a new form of Restricted Stock Unit Award Agreement (the “RSU Agreement”) under the HBT Financial, Inc. Omnibus Incentive Plan (the “Plan”).

The RSU Agreement provides for the grant of restricted stock unit awards (“RSUs”) consisting of the right to receive, upon the vesting date, one share of common stock of the Company for each vested RSU.  The vesting of the RSUs is subject to the grantee’s continued employment or service through the vesting date.  Dividend equivalents will be paid on the RSUs at the same time and in the same form as dividends paid to stockholders.  The Company expects to use the newly approved form of RSU Agreement forms for future RSU awards under the Plan.

A copy of the form of RSU Agreement is filed as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the form of RSU Agreement is qualified in its entirety by reference to the full text of the RSU Agreement.

On January 28, 2020, the Committee approved grants of RSUs to its directors and executive officers, including the named executive officers as follows: Fred L. Drake, Chairman and Chief Executive Officer – 12,000 RSUs; J. Lance Carter, President and Chief Operating Officer – 10,000 RSUs; and Patrick F. Busch – 5,000 RSUs.  The RSUs will vest in four equal annual installments beginning on February 1, 2021.  The RSU were granted pursuant to the form of RSU Agreement described above.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Restricted Stock Unit Award Agreement (with dividend equivalent rights).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Matthew J. Doherty
Name: Matthew J. Doherty
Title: Chief Financial Officer

Date: February 3, 2020